Exhibit 99.1

Sonic Automotive, Inc. Reports First Quarter Results -
Record Revenue and Gross Profit
CHARLOTTE, N.C. – April 26, 2018 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the first quarter of 2018.

•	Record first quarter revenue and gross profit of $2.4 billion and $352.5 million, respectively

•	All-time record quarterly pre-owned retail unit sales of 33,739 units

•	All-time record quarterly F&I gross profit per retail unit of $1,490

•	Record first quarter F&I gross of $93.7 million

•	Record first quarter fixed operations gross profit of $169.6 million

•	Pre-owned segment retailed over 5,500 units during the quarter

First Quarter 2018 Results

GAAP Basis
Net loss from continuing operations for the first quarter of 2018 was $2.0 million, or $0.05 per diluted share. Comparatively, net loss from continuing operations for the first quarter of 2017 was $0.0 million, or $0.0 per diluted share.

Adjusted Basis

Adjusted net income from continuing operations and related earnings per diluted share are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted net income from continuing operations for the first quarter of 2018 was $11.0 million, or $0.26 per diluted share. The adjustments in the 2018 quarterly period relate to a gain on the disposal of franchises offset by fixed asset impairments, compensation related charges, lease exit accruals and certain legal matters. Adjusted net income from continuing operations for the first quarter of 2017 was $10.3 million, or $0.23 per diluted share. The adjustments in the 2017 quarterly period relate to the redemption of Sonic’s 7.0% Senior Subordinated Notes due 2022 (the “7.0% Notes”), weather-related physical damage costs and fixed asset impairments, offset by net settlement gains related to legal matters.

Commentary

Heath Byrd, the Company’s Chief Financial Officer, noted, “The first quarter met our internal earnings expectations and we remain confident with our full year earnings guidance. We shifted our strategy during the quarter related to the number of used vehicle inventory we are carrying. The decline in used gross per unit and the increase in wholesale loss resulted from us aggressively disposing of units to reduce our overall days’ supply of used vehicles. Additionally, we believe we found a good compromise between volume and gross for new vehicles and we were able to grow both fixed operations and F&I gross profit compared to the first quarter of 2017.”

“We remain committed to growing our franchise store operations and our EchoPark brand. In addition to our dividend of $0.06 per share distributed during the first quarter, we continue to honor our commitment to return capital to shareholders as we repurchased approximately 1.2 million shares of our common stock for approximately $23.4 million.”
Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.06 per share payable in cash for our stockholders of record on June 15, 2018. The dividend will be payable on July 13, 2018.

First Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”
Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: (877) 450-3867
International: (706) 643-0958
Conference ID: 9399998

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: (855) 859-2056
International: (404) 537-3406
Conference ID: 9399998

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements, including statements with respect to our 2018 earnings expectations, our projected annual effective income tax rate, 2018 new vehicle industry volume, projected results for our EchoPark brand, the anticipated expansion of both our franchised and pre-owned businesses in 2018 and our long-term strategy. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”).
Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income from continuing operations and related earnings per diluted share, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations

	Three Months Ended March 31,
	2018	2017
	(In thousands, except per share and unit data)
Revenues:
New vehicles	$1,180,846	$1,171,932
Used vehicles	709,046	634,474
Wholesale vehicles	65,398	46,310
Total vehicles	1,955,290	1,852,716
Parts, service and collision repair	351,758	352,043
Finance, insurance and other, net	93,725	83,063
Total revenues	2,400,773	2,287,822
Gross profit	352,499	350,346
Selling, general and administrative expenses	(304,925)	(292,234)
Impairment charges	(3,643)	(510)
Depreciation and amortization	(23,743)	(21,153)
Operating income (loss)	20,188	36,449
Other income (expense):
Interest expense, floor plan	(10,677)	(8,387)
Interest expense, other, net	(13,456)	(13,409)
Other income (expense), net	89	(14,501)
Total other income (expense)	(24,044)	(36,297)
Income (loss) from continuing operations before taxes	(3,856)	152
Provision for income taxes for continuing operations - benefit (expense)	1,842	(172)
Income (loss) from continuing operations	(2,014)	(20)
Income (loss) from discontinued operations	(180)	(521)
Net income (loss)	$(2,194)	$(541)

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$(0.05)	$—
Earnings (loss) per share from discontinued operations	—	(0.01)
Earnings (loss) per common share	$(0.05)	$(0.01)
Weighted average common shares outstanding	42,789	44,791
Gross Margin Data (Continuing Operations):
New vehicles	4.8%	5.0%
Used vehicles	5.2%	6.4%
Wholesale vehicles	(6.8)%	(2.5)%
Parts, service and collision repair	48.2%	48.1%
Finance, insurance and other	100.0%	100.0%
Overall gross margin	14.7%	15.3%

SG&A Expenses (Continuing Operations):
Compensation	185,037	176,547
Advertising	16,016	15,257
Rent	21,868	18,487
Other	82,004	81,943

Total SG&A expenses	304,925	292,234
SG&A expenses as % of gross profit	86.5%	83.4%

Operating Margin %	0.8%	1.6%

Unit Data (Continuing Operations):
New units	29,500	30,495
Used units	33,739	30,372
Wholesale units	9,680	8,307

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Per Share Data

	Three Months Ended March 31, 2018
		Income (Loss)		Income (Loss)
		From Continuing Operations		From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	42,789	$(2,014)		$(180)		$(2,194)
Effect of participating securities:
Non-vested restricted stock		—		—		—
Basic earnings (loss) and shares	42,789	$(2,014)	$(0.05)	$(180)	$—	$(2,194)	$(0.05)
Effect of dilutive securities:
Stock compensation plans	—
Diluted earnings (loss) and shares	42,789	$(2,014)	$(0.05)	$(180)	$—	$(2,194)	$(0.05)

Adjustments:
Impairment charges		$3,643		$—		$3,643
Legal and other		1,500		—		1,500
Compensation-related charges		9,189		—		9,189
Lease exit adjustments		4,814		—		4,814
Gain on disposal		(1,190)		—		(1,190)
Total adjustments before taxes		17,956		—		17,956
Income tax effect of adjustments		(4,894)				$(4,894)
Effect of adjustments, net of income taxes		$13,062	$0.31	$—	$(0.01)	$13,062	$0.30

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (1)		$11,048	$0.26	$(180)	$(0.01)	$10,868	$0.25

(1)	Net loss attributable to Pre-Owned Stores operations was $0.10 per fully diluted share in the three months ended March 31, 2018.

	Three Months Ended March 31, 2017
		Income (Loss)		Income (Loss)
		From Continuing Operations		From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	44,791	$(20)		$(521)		$(541)
Effect of participating securities:
Non-vested restricted stock		—		—		—
Basic earnings (loss) and shares	44,791	$(20)	$—	$(521)	$(0.01)	$(541)	$(0.01)
Effect of dilutive securities:
Stock compensation plans	—
Diluted earnings (loss) and shares (2)	44,791	$(20)	$—	$(521)	$(0.01)	$(541)	$(0.01)

Adjustments:
Impairment charges		$510		$—		$510
Legal and other		(1,149)		—		(1,149)
Storm damage		2,382		—		2,382
Loss on debt extinguishment		15,268		—		15,268
Total adjustments before taxes		17,011		—		17,011
Income tax effect of adjustments		(6,677)		—		$(6,677)
Effect of adjustments, net of income taxes		$10,334	$0.23	$—	$—	$10,334	$0.23

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (2)		$10,314	$0.23	$(521)	$(0.01)	$9,793	$0.22

(2)	Net loss attributable to Pre-Owned Stores operations was $0.07 per fully diluted share in the three months ended March 31, 2017.

Sonic Automotive, Inc.
Results of Operations (Unaudited)

New Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$1,180,846	$1,171,932	$8,914	0.8%
Gross profit	$56,800	$58,278	$(1,478)	(2.5)%
Unit sales	29,500	30,495	(995)	(3.3)%
Revenue per unit	$40,029	$38,430	$1,599	4.2%
Gross profit per unit	$1,925	$1,911	$14	0.7%
Gross profit as a % of revenue	4.8%	5.0%	(20)	bps

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$1,176,510	$1,151,850	$24,660	2.1%
Gross profit	$56,757	$57,717	$(960)	(1.7)%
Unit sales	29,416	29,865	(449)	(1.5)%
Revenue per unit	$39,996	$38,569	$1,427	3.7%
Gross profit per unit	$1,929	$1,933	$(4)	(0.2)%
Gross profit as a % of revenue	4.8%	5.0%	(20)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$709,046	$634,474	$74,572	11.8%
Gross profit	$36,771	$40,833	$(4,062)	(9.9)%
Unit sales	33,739	30,372	3,367	11.1%
Revenue per unit	$21,016	$20,890	$126	0.6%
Gross profit per unit	$1,090	$1,344	$(254)	(18.9)%
Gross profit as a % of revenue	5.2%	6.4%	(120)	bps

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$629,510	$613,348	$16,162	2.6%
Gross profit	$34,306	$37,970	$(3,664)	(9.6)%
Unit sales	29,690	29,162	528	1.8%
Revenue per unit	$21,203	$21,032	$171	0.8%
Gross profit per unit	$1,155	$1,302	$(147)	(11.3)%
Gross profit as a % of revenue	5.4%	6.2%	(80)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$65,398	$46,310	$19,088	41.2%
Gross profit	$(4,425)	$(1,172)	$(3,253)	(277.6)%
Unit sales	9,680	8,307	1,373	16.5%
Revenue per unit	$6,756	$5,575	$1,181	21.2%
Gross profit per unit	$(457)	$(141)	$(316)	(224.1)%
Gross profit as a % of revenue	(6.8)%	(2.5)%	(430)	bps

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$62,719	$45,154	$17,565	38.9%
Gross profit	$(4,669)	$(1,080)	$(3,589)	(332.3)%
Unit sales	9,215	7,991	1,224	15.3%
Revenue per unit	$6,806	$5,651	$1,155	20.4%
Gross profit per unit	$(507)	$(135)	$(372)	(275.6)%
Gross profit as a % of revenue	(7.4)%	(2.4)%	(500)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change		% Change
	(In thousands, except unit and per unit data)
Reported:
Revenue
Customer pay	$142,354	$138,582	$3,772		2.7%
Warranty	67,601	69,471	(1,870)		(2.7)%
Wholesale parts	42,501	43,281	(780)		(1.8)%
Internal, sublet and other	99,302	100,709	(1,407)		(1.4)%
Total	$351,758	$352,043	$(285)		(0.1)%

Gross profit
Customer pay	$76,350	$73,764	$2,586		3.5%
Warranty	37,901	38,347	(446)		(1.2)%
Wholesale parts	7,265	7,550	(285)		(3.8)%
Internal, sublet and other	48,112	49,683	(1,571)		(3.2)%
Total	$169,628	$169,344	$284		0.2%

Gross profit as a % of revenue
Customer pay	53.6%	53.2%	40	bps
Warranty	56.1%	55.2%	90	bps
Wholesale parts	17.1%	17.4%	(30	) bps
Internal, sublet and other	48.5%	49.3%	(80	) bps
Total	48.2%	48.1%	10	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change		% Change
	(In thousands, except unit and per unit data)
Same Store:
Revenue
Customer pay	$140,928	$136,081	$4,847		3.6%
Warranty	67,982	67,856	126		0.2%
Wholesale parts	42,437	42,703	(266)		(0.6)%
Internal, sublet and other	96,597	98,435	(1,838)		(1.9)%
Total	$347,944	$345,075	$2,869		0.8%

Gross profit
Customer pay	$75,680	$72,387	$3,293		4.5%
Warranty	38,072	37,424	648		1.7%
Wholesale parts	7,249	7,435	(186)		(2.5)%
Internal, sublet and other	47,058	48,022	(964)		(2.0)%
Total	$168,059	$165,268	$2,791		1.7%

Gross profit as a % of revenue
Customer pay	53.7%	53.2%	50	bps
Warranty	56.0%	55.2%	80	bps
Wholesale parts	17.1%	17.4%	(30	) bps
Internal, sublet and other	48.7%	48.8%	(10	) bps
Total	48.3%	47.9%	40	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$93,725	$83,063	$10,662	12.8%
Gross profit per retail unit (excludes fleet)	$1,490	$1,379	$111	8.0%

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change
	(In thousands, except per unit data)
Same Store:
Revenue	$84,074	$80,139	$3,935	4.9%
Gross profit per retail unit (excludes fleet)	$1,430	$1,372	$58	4.2%

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended March 31,		Better / (Worse)
	2018	2017	Change		% Change
	(In thousands)
Reported:
Compensation	$185,037	$176,547	$(8,490)		(4.8)%
Advertising	16,016	15,257	(759)		(5.0)%
Rent	21,868	18,487	(3,381)		(18.3)%
Other	82,004	81,943	(61)		(0.1)%
Total SG&A expenses	$304,925	$292,234	$(12,691)		(4.3)%
Adjustments:
Legal and other	$(1,500)	$1,149
Compensation-related charges	(9,189)	—
Lease exit adjustments	(4,814)	—
Storm damage	—	(2,382)
Gain on disposal	1,190	—
Total SG&A adjustments	$(14,313)	$(1,233)
Adjusted:
Total adjusted SG&A expenses	$290,612	$291,001	$389		0.1%
Reported:
SG&A expenses as a % of gross profit:
Compensation	52.5%	50.4%	(210	) bps
Advertising	4.5%	4.4%	(10	) bps
Rent	6.2%	5.3%	(90	) bps
Other	23.3%	23.3%	—
Total SG&A expenses as a % of gross profit	86.5%	83.4%	(310	) bps
Adjustments:
Legal and other	(0.4)%	0.3%
Compensation-related charges	(2.6)%	—%
Lease exit adjustments	(1.4)%	—%
Storm damage	—%	(0.6)%
Gain on disposal	0.3%	—%
Total effect of adjustments	(4.1)%	(0.3)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	82.4%	83.1%	70	bps

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400 C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439